UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 28, 2007

                                 ASHWORTH, INC.
             (Exact Name of Registrant as Specified in Its Charter)



              Delaware                 001-14547             84-1052000
  (State or Other Jurisdiction of     (Commission          (IRS Employer
           Incorporation)             File Number)       Identification No.)


                2765 Loker Avenue West
                 Carlsbad, California                        92010
       (Address of Principal Executive Offices)            (Zip Code)



       Registrant's Telephone Number, Including Area Code: (760) 438-6610


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Condition.

         On December 28, 2007, Ashworth, Inc. (the "Company") issued a press release announcing the financial results for its fourth quarter and fiscal year 2007. The Company will hold an earnings call at 4:30 p.m., Eastern Time, on December 28, 2007 to review such results. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01       Financial Statements and Exhibits.

       (d)      Exhibits:

       The following exhibit is furnished with this current report on Form 8-K:

Exhibit Number       Description of Exhibit
--------------       ----------------------

99.1 Ashworth, Inc. press release dated December 28, 2007 announcing the financial results for its fourth quarter and fiscal year 2007.



The information in this current report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in this current report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ASHWORTH, INC.



Date:    December 28, 2007            By:  /s/Greg W. Slack
                                           ----------------
                                           Greg W. Slack
                                           Chief Financial Officer and Principal
                                           Accounting Officer

                                  EXHIBIT INDEX


Exhibit No.                           Description
-----------                           -----------

99.1 Ashworth, Inc. press release dated December 28, 2007 announcing the financial results for its fourth quarter and fiscal year 2007.